Exhibit 10.1

CANCELLATION AND EXCHANGE AGREEMENT

This Cancellation and Exchange Agreement (this “Agreement”) is entered into as of August 16, 2011 by and between Casablanca Mining Ltd., a Nevada corporation (the “Company”), and Juan Carlos Camus Villegas (“Holder”), with reference to the following facts.

A.                Holder is the holder of a non-interest bearing convertible promissory note, dated December 31, 2010 (the “Original Note”) in a principal amount of $1,087,000.

B.                 Holder and the Company desire to cancel the Original Note in exchange for certain consideration to Holder from the Company, pursuant to the terms set forth herein.

NOW THEREFORE, for and in consideration of the premises, covenants and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Holder hereby agree as follows:

1.                  Cancellation and Exchange of Warrant. Subject to the terms and conditions set forth herein, Holder hereby cancels the Original Note in exchange for the following, which shall be delivered to Holder concurrently herewith:

1.1              $130,000 in cash;

1.2              2,000,000 shares of common stock (“Common Stock”) of the Company (the “Casablanca Shares”);

1.3              a new promissory note, in the form attached hereto as Exhibit A, in a principal amount of $1,000,000 (the “New Note,” and together with the Casablanca Shares, the “Securities”); and

1.4              a voting agreement, executed by Zirk Engelbrecht, Angelique de Maison and Thomas Ronk (collectively, the “Voting Parties”), in the form attached hereto as Exhibit B, which grants Holder voting power over certain shares of Common Stock held by the Voting Parties.

In order to complete the exchange, concurrently with the execution of this Agreement, Holder is delivering to the Company the executed Original Note that was sent to him by the Company.

2.                  Representations and Warranties of Holder

Holder represents and warrants that:

2.1              Holder has the authority to enter into this Agreement and when this Agreement is executed and delivered, it shall constitute a legal, valid and binding obligation, enforceable against Holder in accordance with its terms.

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2.2              The execution and delivery of this Agreement and the performance of the obligations imposed hereunder will not conflict with, or result in a breach by Holder of any material agreement or instrument to which he is a party, or by which he or any of his properties or assets are bound, or result in a violation of any order, decree, or judgment of any court or governmental agency having jurisdiction over him or his properties, will not conflict with, constitute a default under, or result in the breach of, any contract, agreement, or other instrument to which he is a party or is otherwise bound and no consent, authorization or order of, or filing or registration with, any court, governmental, or regulatory authority is required in connection with the execution and delivery of this Agreement and any related agreements or the performance by him of his obligations hereunder.

2.3              (i) Holder understands and acknowledges that the Securities being offered and sold to him hereunder are being offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and Regulation D; (ii) Holder is an “accredited investor” within the meaning of Regulation D under the Securities Act and (iii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and Holder hereby consents to such reliance.

2.4              Holder is acquiring the Securities for his own account for investment purposes only and not with a view to or for distributing or reselling such Securities, or any part thereof or interest therein, without prejudice, however, to such Holder’s right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable United States securities laws.

2.5              Holder, either alone or together with his representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of an investment in the Securities, and has so evaluated the merits and risks of such investment; Holder understands that an investment in the Securities involves a “high degree” of risk.

2.6              Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

2.7              Holder acknowledges that all of the certificates for the Securities will bear legends restricting their transfer, sale, conveyance or hypothecation, unless such Securities are either registered under the provisions of the Securities Act and under applicable state securities laws or such registration is not required as a result of applicable exemptions therefrom.

2.8              Holder acknowledges and agrees that the Company may place stop transfer orders with its transfer agent with respect to the Casablanca Shares.

2.9              As of the date hereof, Holder is the record and beneficial owner of the Original Note, free and clear of any liens or encumbrances, and Holder has not transferred or assigned the Note to any person or entity.

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3.                  Representations and Warrants of the Company

The Company hereby represents, warrants, covenants and acknowledges that as of the date hereof:

3.1              The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the legal capacity and all necessary corporate authority to carry on its business, to own its properties and assets, and to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

3.2              This Agreement and the New Note have been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.3              The execution and delivery of this Agreement and the performance of the obligations imposed hereunder will not conflict with, constitute a default under or result in a breach by the Company of, any of the terms or provisions of, or constitute a default under the certificate of incorporation or bylaws of the Company, or any material agreement or instrument to which the Company is a party, or by which it or any of its properties or assets are bound, or result in a violation of any order, decree, or judgment of any court or governmental agency having jurisdiction over the Company or the Company’s properties, and no consent, authorization or order of, or filing or registration with, any court, governmental, or regulatory authority is required in connection with the execution and delivery of this Agreement and any related agreements or the performance by the Company of its obligations hereunder.

3.4              The Casablanca Shares will, when issued in accordance with the terms hereof, be duly authorized, validly issued, fully paid, and non-assessable.

4.                  Miscellaneous

4.1              Additional Undertakings. Each of the parties agrees to take such actions as are reasonably necessary to carry out the intentions of the parties under this Agreement, including but not limited to the prompt execution and delivery of any documents reasonably necessary to carry out and perform the terms or intention of this Agreement.

4.2              Governing Law; Venue; Choice of Language. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, USA, without regard to conflicts of laws of principles, and each party hereby agrees that all performances due and transactions undertaken pursuant to this Agreement shall be deemed to be due or have occurred in California, and the exclusive venue and place of jurisdiction for any litigation arising from or related to this Agreement shall be the state or federal courts located in Orange County, State of California, USA. To the extent of any inconsistency between this English language version and the Spanish language translation of this Agreement, the Agreement shall be construed in accordance with English.

4.3              Headings. The headings used in this Agreement are for convenience only, do not form a part of this Agreement, and shall not affect in any way the meaning or interpretation of this Agreement.

4.4              Counterparts. This Agreement may be executed in one or more counterparts which when taken together shall constitute one agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

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4.5              Enforcement of Agreement. This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provisions hereof be enforced by any other person, firm or entity.

4.6              Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the Holder.

4.7              Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, and any attempts to do so without the consent of the other parties shall be void and of no effect.

4.8              Entire Agreement. This writing constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter contained herein. No party is relying on any representation or statement not contained in this writing.

4.9              Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Holder and the Company have caused this Cancellation and Exchange Agreement to be duly executed as of the date first written above.

THE COMPANY: CASABLANCA MINING LTD. By: /s/ Trisha Malone Name: Trisha Malone Its: CFO By: /s/ Juan Carlos Camus Villegas Name: Juan Carlos Camus Villegas

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